UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2005

H&E EQUIPMENT SERVICES L.L.C.

(Exact name of registrant as specified in its charter)

333-99589
Louisiana	333-99587	72-1287046
(State or other jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

(225) 298-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                          Regulation FD Disclosure

On April 11, 2005, H&E Equipment Services L.L.C. (the “Company”) announced that it and H&E Finance Corp. have commenced a solicitation to seek consents to certain amendments from holders of their 11-1/8% senior secured notes due 2012 and their 12-1/2% senior subordinated notes due 2013 to amend certain provisions in the indentures governing the notes and to waive non-compliance with respect to certain informational and reporting requirements under the indentures.  In connection with this consent solicitation, furnished as Exhibit 99.1 to this report is an investor presentation that the Company is posting on Bloomberg.

The information in this Form 8-K and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                          Financial Statements and Exhibits

(c)                               Exhibits.

Exhibit No.	Description

99.1	Investor presentation in connection with the previously announced consent solicitation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

H&E EQUIPMENT SERVICES, L.L.C.

Date: April 15, 2005	By:	/s/ LESLIE S. MAGEE
		By:	Leslie S. Magee
		Title:	Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation in connection with the previously announced consent solicitation.